UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 18, 2005
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Jeffrey K. Kaszubinski resigned from our Board of Directors effective April 18, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NVE CORPORATION
                                             (Registrant)

Date  April 19, 2005                      /s/ Daniel A. Baker
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                                          By: Daniel A. Baker
                                          President and Chief Executive Officer


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